VANGUARD WELLESLEY(R) INCOME FUND

SEMIANNUAL REPORT
[PHOTOS]
MARCH 31, 2003



[THE VANGUARD GROUP LOGO]

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.


--------------------------------------------------------------------------------
SUMMARY
--------------------------------------------------------------------------------

o The Investor Shares of the Wellesley Income Fund returned 3.9% during the 2003 fiscal half-year.

o Wellesley's return was powered by strength in the fund's value-oriented stock holdings, especially in the utilities sector--a traditional value haven.

o The fund's bond portfolio lagged as yields rose during the period, driving prices lower.

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

 1 Letter from the Chairman

 5 Report from the Adviser

 8 Fund Profile

10 Glossary of Investment Terms

12 Performance Summary

13 Results of Proxy Voting

14 Financial Statements

28 Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN                                 [PHOTO JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN

Fellow Shareholder,

Vanguard(R) Wellesley(R) Income Fund's Investor Shares returned 3.9% during the first half of the fund's 2003 fiscal year. Although outperforming the average income fund, Wellesley lagged the return of its composite stock/bond index by almost 1%. The fund's result primarily reflected a generally good performance by stocks and reasonable returns from bonds.

     The adjacent table presents the fund's returns, along with those of the average income fund and the Wellesley Composite Index, which is weighted in accordance with your fund's typical asset allocation: 65% in high-quality corporate bonds and 35% in value-oriented stocks.

     Details of the fund's performance, including changes in net asset values and per-share distribution amounts for Investor and Admiral Shares, can be found on page 4.

------------------------------------------
TOTAL RETURNS           SIX MONTHS ENDED
                          MARCH 31, 2003
------------------------------------------
VANGUARD WELLESLEY INCOME FUND
  Investor Shares                   3.9%
  Admiral Shares                    4.0
  Average Income Fund*              3.3
  Wellesley Composite Index**       4.8
------------------------------------------
*    Derived from data provided by Lipper Inc.
**   Made up of  unmanaged  benchmarks
     weighted 65% in bonds and 35% in stocks.
     For  bonds:  the  Lehman  Credit A or
     Better  Index.  For  stocks:  the S&P
     500/Barra Value Index (26% weighting),
     S&P Utilities Index (4.5%), and S&P
     Integrated Telecommunication Services
     Index (4.5%).

As War Loomed, Stocks Posted a Six-Month Gain

After 21/2 years of decline, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, posted a 4.5% gain for the six months ended March 31.

     But getting to that healthy return was a roller-coaster ride: The stock market first plunged, nearly reaching a seven-year low in early October; then surged; then dived again before rallying sharply in the days leading up to the March 19 outbreak of war with Iraq. The imminence of war--and expectations for a quick and decisive U.S. victory--seemed to relieve investors' anxiety, bolstering stocks. But as the war went into its second week, the stock market gave back some of its earlier gains, trading beneath a cloud of military and economic uncertainties-- the latter including rising unemployment, industrial weakness, and surging energy prices.

     Besides the overall turnaround in the market, the half-year saw other reversals of recent trends: Large-capitalization stocks fared better than small-caps

                                                    ----------------------------
                                                              ADMIRAL(TM) SHARES
                                                           A lower-cost calss of
                                                        shares available to many
                                                           longtime shareholders
                                                               and to those with
                                                         significant investments
                                                                    in the fund.
                                                    ----------------------------

--------------------------------------------------------------------------------
Market Barometer                                                   Total Returns
                                                    Periods Ended March 31, 2003
                                                --------------------------------
                                                    Six          One       Five
                                                 Months         Year      Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    5.0%       -24.5%       -3.6%
Russell 2000 Index (Small-caps)                    1.4        -27.0        -4.1
Wilshire 5000 Index (Entire market)                4.5        -24.0        -3.9
MSCI All Country World Index Free
 ex USA (International)                           -0.9        -22.2        -6.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        3.0%        11.7%        7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                        1.2          9.9         6.1
Citigroup 3-Month Treasury Bill Index              0.7          1.6         4.1
================================================================================
CPI
Consumer Price Index                               1.8%         3.0%        2.6%
--------------------------------------------------------------------------------
*Annualized.

during the period, and higher-priced growth stocks outpaced value issues. Among market segments, only small-cap value stocks declined a bit (-0.4% for the Russell 2000 Value Index). And technology--the sector most responsible for the bubble of the late 1990s and the subsequent bear market--posted the highest gain in the semiannual period: 20.4% for tech shares in the Russell 1000 Index.

Fed Slashed Short-Term Interest Rates, but Bond Yields Crept Upward

Hoping to jump-start the flagging economy, the Federal Reserve Board cut short-term interest rates by 50 basis points (0.50 percentage point) in November, bringing its target for the federal funds rate to a four-decade low of 1.25%. The yield of the 3-month U.S. Treasury bill, which hews closely to the Fed's interest rate shifts, declined by 44 basis points during the six months to 1.11%.

     On the other hand, yields for longer-term Treasury securities--which are driven more by market forces--rose during the period. After reaching a 44-year low in early October, the yield of the 10-year Treasury note inched up, ending at 3.80% on March 31. This was a rise of 21 basis points from its level on September 30, 2002. Rising yields meant falling bond prices. Government securities with virtually no credit risk--the biggest winners in the bond rally of the past three years--provided tepid returns, while corporate bonds carrying the highest credit risk surged (producing a 14.9% six-month return for the Lehman Brothers High Yield Bond Index). The Lehman Aggregate Bond Index, a proxy for the broad investment-grade taxable bond market, returned 3.0% for the six months.

The Fund's Bond and Stock Holdings Took Divergent Paths

With a return of 3.9% for the six months, the Wellesley Income Fund's Investor Shares measured up well against the average income fund, but fell short of the returns of the fund's unmanaged benchmark index.

     Wellesley's intermediate-term bond holdings, which accounted for roughly $6.20 of every $10 invested in the fund as of March 31, produced a return of 3.1% during the six months.

That said, prices of intermediate-term corporate bonds fell slightly during the period, a decline offset by the bonds' income. The bond portfolio fared somewhat poorer than its benchmark, the Lehman Credit A or Better Index, because of limited exposure to some of the index's better-performing bonds.

     Your fund's value-oriented stock portfolio returned 4.2%. This result is especially noteworthy because the fund's stock holdings (which, by mandate, have a "value bias" that favors dividend-paying stocks with attractive valuations) included only a slight exposure to technology stocks, which experienced a resurgence in the fourth calendar quarter of 2002. During the fiscal period, the fund's attractively valued large-cap stocks experienced stronger returns than growth-oriented issues. The fund's utilities holdings (the fund's largest sector weighting) shone, returning 9.6%. Disciplined stock selection, particularly in the health care and producer durables sectors, added to the stock portion's returns.

     For information on specific securities held by the fund, see the Report from the Adviser on page 5.

Old Lessons With New Relevance

     The financial markets have taught us difficult, sometimes painful, lessons over the past three years. One lesson that stands out is the importance of holding a balanced portfolio of stocks, bonds, and cash investments that is consistent with your risk tolerance and tailored to your individual needs and goals. Broad diversification can blunt the pain of declines in one asset class, while allowing you to participate in the strong performance of another.

     A second lesson is the importance of low costs to your long-term investing success. During 2002, the average income fund carried an expense ratio--operating costs as a percentage of average net assets--of 0.99%, or $9.90 for every $1,000 invested. On the other hand, during the fiscal half-year, Wellesley Income Fund's Investor Shares had a much lower annualized expense ratio--just 0.31%, or $3.10 for every $1,000 invested. (Our Admiral Shares featured an even lower expense ratio of 0.21%.) That difference is money that stays in your account and continues to work on your behalf.

     Backed by a talented, dedicated management team--Wellington Management Company--and a firm commitment to low costs, Wellesley Income Fund can play an integral role in a carefully thought-out, diversified portfolio. You can use this fund as a core holding, then supplement it with investments in index or actively managed stock and bond funds that focus on other segments of the stock and bond markets.

                                                      --------------------------
                                                         The fund made no credit
                                                             "mistakes," but had
                                                         limited exposure to the
                                                          bext-performance bonds
                                                              during the period.
                                                      --------------------------

We appreciate your continued confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.


Sincerely,

/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer
April 9, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2002-MARCH 31, 2003
--------------------------------------------------------------------------------

                                                         DISTRIBUTIONS PER SHARE
                                                     ---------------------------
                          STARTING          ENDING      INCOME           CAPITAL
                       SHARE PRICE     SHARE PRICE   DIVIDENDS             GAINS
--------------------------------------------------------------------------------
Wellesley Income Fund
Investor Shares             $19.08          $19.39       $0.44             $0.00
Admiral Shares               46.22           46.99        1.09              0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Wellesley Income Fund underperformed its unmanaged benchmark, the Wellesley Composite Index, for the 2003 fiscal half-year. For the six months ended March 31, 2003, the fund returned 3.9%, versus 4.8% for the unmanaged benchmark.

The fund's stock portfolio returned 4.2% for the period. This result trailed the 5.1% return of the equity portion of our benchmark, which is weighted 75% in the S&P 500/Barra Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Integrated Telecommunication Services Index. The portfolio's bonds achieved a six-month return of 3.1%, but underperformed the 4.2% result of the bond segment's benchmark, the Lehman Credit A or Better Index. The benchmark is an intermediate-maturity index of high-quality corporate bonds.

The Investment Environment

After rallying in the final quarter of 2002, the S&P 500 Index has struggled in the first three months of 2003. We continue to believe that significant fiscal stimulus exists to help fuel growth of the U.S. economy, but higher energy prices and uncertainties about the potential economic effects of the war with Iraq are causing corporations and consumers to postpone or moderate their spending until there is more clarity. As a result, we have modestly reduced our estimates for economic growth in 2003.

     The corporate bond market, on the other hand, is improving as corporations begin to reduce debt levels. As debt is repaid, the rating agencies should upgrade issuers, and this ratings boost should narrow risk premiums on corporate bonds versus riskless U.S. Treasuries. The economic environment has not improved sufficiently to underwrite a general upgrade in credit quality, but the recent trend of rating downgrades sharply outnumbering upgrades may be slowing. A significant number of investment-grade corporate bonds have fallen to below-investment-grade levels in the last 12 months, a development that, coupled with a high default rate, lowered bond investors' tolerance for risk. In the past several months, however, the flight to quality has subsided, helping lower-rated bonds outperform higher-rated issues.

                                             -----------------------------------
                                                           INVESTMENT PHILOSOPHY
                                                 The fund reflects a belief that
                                              relatively high current income and
                                                    moderate long-term growth in
                                              income and capital can be achieved
                                               without undue risk by holding 60%
                                                to 65% of assets in fixed income
                                                  securities and the  balance in
                                                  income-oriented common stocks.
                                              Consistent with this approach, the
                                                   fund's bond segment comprises
                                                intermediate- and long-term U.S.
                                            Treasury securities and high-quality
                                             corporate bonds; its equity segment
                                              is dominated by stocks with above-
                                              average dividend yields and strong
                                               potential for dividend increases.
                                             -----------------------------------

The Fund's Successes

In the stock segment of the fund, our underweighting of industrials benefited Wellesley in the fiscal period as reduced economic prospects dampened expectations in this sector. We also underweighted consumer discretionary stocks, out of concern that debt-laden consumers would pull back on spending--a move that paid off.

     Favorable stock selection in health care, utilities, and industrials further aided the fund's results. Questar, for example, performed well, with its natural gas pipelines and distribution operations experiencing strong volumes due to the cold winter, and its exploration and production operations benefiting from better natural gas pricing.

     Our greatest success in the bond portfolio was our avoidance of any major credit mistakes. The bond portfolio's duration was neutral, or the same as that of the benchmark, during a time when rates were essentially unchanged.

The Fund's Shortfalls

Wellesley Income Fund's stock returns were relatively weak owing to our underweight positions in telecommunications and technology, the two sectors that led the stock market rally in fourth-quarter 2002. An overweighting in consumer staples issues also hurt performance in that quarter. In addition, we had poor stock selection in the telecommunications and consumer discretionary sectors.

     Despite exhibiting positive returns, the bond segment lagged because of some relatively small positions in issuers that outperformed. Our underperformance was not a function of credit mistakes, but instead can be attributed to the underweighting of winners.

The Fund's Positioning

We continue to underweight technology stocks because of their high valuations and the lack of above-average, dividend-paying stocks within the sector. We added to our telecommunications holdings, as we anticipate an end to eroding fundamentals in this sector.

     On the bond side, yields remain very low, so our bias is not to extend duration and thereby risk increasing the portfolio's sensitivity to changes in interest rates. Instead, the fund remains neutral versus the bond benchmark, reflecting our belief that the next major move in interest rates will be up; we do not expect this, however, in the near future. We purchase only investment-grade, U.S.-dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

     Our ongoing obligation to shareholders to provide an attractive level of income by investing in high-quality securities continues to drive the fund's investment strategy. In general, the fund's performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and its meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Earl E. McEvoy,  Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, llp



 April 11, 2003


--------------------------------------------------------------------------------
EQUITY PORTFOLIO CHANGES                         SIX MONTHS ENDED MARCH 31, 2003

                            COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
ConocoPhillips              Attractive investment based on low valuation,
                            potential merger synergies, and exposure to
                            refining earnings recovery.
--------------------------------------------------------------------------------
Wyeth                       Stock under pressure due to reduced revenue
                            expectations on a key product line, but market
                            was underappreciating the strength of its
                            new drug pipeline.
--------------------------------------------------------------------------------
Baxter International        Stock under enormous pressure following earnings
                            shortfalls, but valuation failed to reflect
                            better growth prospects resuming in late 2003.
--------------------------------------------------------------------------------
General Mills               Problems with Pillsbury acquisition drove stock
                            to an attractive valuation. We believe the
                            lower price failed to reflect prospects for
                            recapturing market share and for accelerating
                            growth rates.
--------------------------------------------------------------------------------
ELIMINATED
Abbott Laboratories         Achieved target price.
--------------------------------------------------------------------------------
3M                          Achieved target price.
--------------------------------------------------------------------------------
General Motors              Deteriorating automotive fundamentals and heightened
                            balance-sheet concerns.
--------------------------------------------------------------------------------
Sprint                      Weak fundamentals and concerns about
                            management turnover.
--------------------------------------------------------------------------------



                                                      See page 14 for a complete
                                                 listing of the fund's holdings.

Fund Profile                                                As of March 31, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 10-11.


WELLESLEY INCOME FUND
------------------------------------------
TOTAL FUND CHARACTERISTICS

Yield
 Investor Shares                  3.8%
 Admiral Shares                   3.9%
Turnover Rate                      32%*
Expense Ratio
 Investor Shares                 0.31%*
 Admiral Shares                  0.21%*
Cash Investments                  2.3%
------------------------------------------

------------------------------------------
Ten Largest Stocks (% of equities)
------------------------------------------
Verizon Communications            4.9%
 (telecommunications)

ExxonMobil Corp.                  4.8
 (oil)

SBC Communications Inc.           4.7
 (telecommunications)

BellSouth Corp.                   4.2
 (telecommunications)

Weyerhaeuser Co.                  3.5
 (forest products)

Merck & Co., Inc.                 3.3
 (pharmaceuticals)

Washington Mutual, Inc.           3.1
 (banking)

National City Corp.               3.0
 (banking)

Bank of America Corp.             3.0
 (banking)

XL Capital Ltd. Class A           3.0
 (insurance)
------------------------------------------
Top Ten                          37.5%
------------------------------------------
Top Ten as % of Total Net Assets 13.6%
------------------------------------------
The "Ten Largest Stocks" excludes any
temporary cash investments and equity
index products.



---------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                               COMPARATIVE               BROAD
                      FUND         INDEX**    FUND      INDEXY
---------------------------------------------------------------
R-Squared             0.43            1.00    0.19        1.00
Beta                  0.18            1.00    0.11        1.00
---------------------------------------------------------------


---------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                       COMPARATIVE      BROAD
                            FUND           INDEX**     INDEX+
---------------------------------------------------------------
Auto & Transportation        0.0%             3.1%       2.5%
Consumer Discretionary       3.0             12.4       15.3
Consumer Staples             4.2              1.7        7.1
Financial Services          23.7             35.7       22.0
Health Care                  6.0              2.4       14.8
Integrated Oils             13.8              9.9        3.9
Other Energy                 0.0              3.0        2.3
Materials & Processing      10.6              5.5        3.7
Producer Durables            4.0              5.5        3.8
Technology                   0.6              6.7       13.1
Utilities                   32.2             12.0        6.9
Other                        1.9              2.1        4.6
---------------------------------------------------------------




-----------------------------------
FUND ASSET ALLOCATION

CASH INVESTMENTS        2%
STOCKS                 36%
BONDS                  62%
-----------------------------------


*Annualized.
**S&P 500/Barra Value Index.
+Wilshire 5000 Index.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                           COMPARATIVE        BROAD
                                 FUND           INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                   54              350        5,590
Median Market Cap              $19.1B           $19.2B       $26.1B
Price/Earnings Ratio            14.1x            17.8x        20.4x
Price/Book Ratio                 2.0x             1.7x         2.4x
Dividend Yield                   4.0%             2.5%         1.8%
Return on Equity                20.2%            16.3%        20.9%
Earnings Growth Rate             3.2%             4.1%         8.4%
Foreign Holdings                 6.7%             0.0%         0.3%
--------------------------------------------------------------------------------

--------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)

Treasury/Agency=                13.7%
Aaa                              7.0
Aa                              25.5
A                               45.2
Baa                              8.2
Ba                               0.0
B                                0.0
Not Rated                        0.4
--------------------------------------------
Total                          100.0%
--------------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                            COMPARATIVE            BROAD
                             FUND                INDEXY          INDEX++
--------------------------------------------------------------------------------
Number of Bonds               226                 2,329            7,352
Yield to Maturity            4.0%                  4.1%             3.3%
Average Coupon               6.1%                  6.3%             6.1%
Average Maturity        7.8 years             8.6 years        6.8 years
Average Quality               Aa3                   Aa3              Aaa
Average Duration        5.3 years             5.4 years        3.9 years
--------------------------------------------------------------------------------


-------------------------------------
EQUITY INVESTMENT FOCUS

MARKET CAP              LARGE
STYLE                   VALUE
-------------------------------------


----------------------------------------------
SECTOR DIVERSIFICATION (% OF BONDS)

Asset-Backed                            2.0%
Commercial Mortgage-Backed              0.0
Finance                                27.3
Foreign                                 3.9
Government Mortgage-Backed             12.2
Industrial                             42.4
Treasury/Agency                         1.5
Utilities                              10.7
----------------------------------------------
Total                                 100.0%


------------------------------------------------
FIXED INCOME INVESTMENT FOCUS

CREDIT QUALITY       INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY                         MEDIUM
------------------------------------------------




*    S&P 500/Barra Value Index.
**   Wilshire 5000 Index.
+    Lehman Credit A or Better Index.
++   Lehman Aggregate Bond Index.
=    Includes government mortgage-backed bonds.

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

Glossary of Investment Terms

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition on next page). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                         AS OF MARCH 31, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


WELLESLEY INCOME FUND
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) SEPTEMBER 30, 1992-MARCH 31, 2003
--------------------------------------------------------------------------------
                 WELLESLEY INCOME FUND                                COMPOSITE
                 INVESTOR SHARES                                         INDEX*
FISCAL               CAPITAL               INCOME       TOTAL             TOTAL
YEAR                  RETURN               RETURN      RETURN            RETURN
--------------------------------------------------------------------------------
1993                    9.9%                 7.2%       17.1%             17.7%
1994                  -10.6                  5.7        -4.9              -6.0
1995                   13.7                  7.0        20.7              23.3
1996                    3.2                  6.0         9.2               7.5
1997                   15.5                  6.4        21.9              20.3
1998                    8.1                  5.8        13.9              12.8
1999                   -5.3%                 5.0%       -0.3%             3.2%
2000                    2.5                  5.8         8.3              9.3
2001                    7.6                  5.3        12.9              2.6
2002                   -4.4                  4.7         0.3             -4.8
2003**                  1.6                  2.3         3.9              4.8
--------------------------------------------------------------------------------

*Bond component is 65% Lehman Long Credit AA or Better Index through March 31, 2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.

**Six months ended March 31, 2003.

Note: See Financial Highlights tables on pages 23 and 24 for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2003

                                                            TEN YEARS
                                    ONE     FIVE   -------------------------
                   INCEPTION DATE  YEAR    YEARS   CAPITAL   INCOME     TOTAL
--------------------------------------------------------------------------------

Wellesley Income Fund
 Investor Shares         7/1/1970  0.98%   5.66%     3.40%    5.73%      9.13%
 Admiral Shares         5/14/2001  1.10    3.70*       --       --         --
--------------------------------------------------------------------------------
*Return since inception.

================================================================================
Notice to Shareholders

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* Elect trustees for the fund. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                              FOR             WITHHELD                FOR
--------------------------------------------------------------------------------
John J. Brennan            5,414,818,614           88,797,190              98.4%
Charles D. Ellis           5,412,003,469           91,612,335               98.3
Rajiv L. Gupta             5,398,661,281          104,954,523               98.1
JoAnn Heffernan Heisen     5,412,165,347           91,450,457               98.3
Burton G. Malkiel          5,399,612,428          104,003,376               98.1
Alfred M. Rankin, Jr.      5,414,797,508           88,818,296               98.4
J. Lawrence Wilson         5,401,021,994          102,593,810               98.1
--------------------------------------------------------------------------------


* Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                     BROKER           PERCENTAGE
        FOR         AGAINST      ABSTAIN           NON-VOTES                 FOR
--------------------------------------------------------------------------------

4,876,986,835   295,368,959   163,322,831        167,937,180               88.6%
--------------------------------------------------------------------------------

* Change the fund's policy on borrowing money. This change enables the fund to take advantage of certain investment opportunities that do not involve leverage or a change to the fund's objective or risk profile.

--------------------------------------------------------------------------------
                                                     BROKER           PERCENTAGE
        FOR         AGAINST      ABSTAIN           NON-VOTES                 FOR
--------------------------------------------------------------------------------
4,766,792,243   364,455,003    204,431,379       167,937,180               86.6%
--------------------------------------------------------------------------------

================================================================================

Note: Vote tabulations are rounded to the nearest whole number.

Financial Statements                                  March 31, 2003 (unaudited)


Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.4%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (0.9%)
U.S. Treasury Bond
  5.375%, 2/15/2031                                  75,000         $ 81,164
                                                                    --------

MORTGAGE-BACKED SECURITIES (7.5%)
Federal National Mortgage Assn.
(1)   7.007%, 6/1/2007                                7,774            8,870
(1)   6.59%, 11/1/2007                                  910            1,027
(1)   6.23%, 3/1/2008                                 2,427            2,704
(1)   6.285%, 5/1/2008                                4,716            5,281
(1)   5.77%, 10/1/2008                                3,116            3,420
(1)   5.80%, 10/1/2008                                1,824            2,004
(1)   6.085%, 10/1/2008                               7,275            8,079
(1)   6.195%, 10/1/2008                               6,452            7,195
(1)   6.15%, 4/1/2009                                 5,143            5,732
(1)   6.32%, 6/1/2009                                 6,904            7,784
(1)   6.347%, 4/1/2011                               14,619           16,842
(1)   5.87%, 9/1/2011                                19,911           21,914
(1)   5.793%, 11/1/2011                              52,616           58,043
(1)   5.572%, 12/1/2011                              59,430           64,686
(1)   6.115%, 2/1/2012                               10,236           11,494
(1)   4.816%, 11/1/2012                              59,741           61,711
Government National Mortgage Assn.
(1) 5.50%, 12/15/2031-
 2/15/2033                                          349,207          359,089
                                                                     -------
                                                                     645,875


--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $705,963)                                                      727,039
--------------------------------------------------------------------------------

CORPORATE BONDS (50.5%)
ASSET-BACKED SECURITIES (1.2%)
Bank One Issuance Trust
 (1) 3.59%, 5/17/2010                                25,000           25,431
Citibank Credit Card Issuance Trust
 (1) 4.10%, 12/7/2006                                25,000           25,911
Connecticut RRB Special Purpose
 Trust CL&P
 (1) 6.21%, 12/30/2011                               12,870           14,327
Whole Auto Loan Trust
 (1) 3.25%, 4/15/2009                                40,000           40,635
                                                                     -------
                                                                     106,304
                                                                     -------
FINANCE (16.7%)
BANKING (8.2%)
BB&T Corp.
 6.50%, 8/1/2011                                     25,000           28,437
 4.75%, 10/1/2012                                     5,000            5,068
Banc One Corp.
 7.75%, 7/15/2025 25,000 30,530
Bank of America Corp.
 7.875%, 5/16/2005                                   25,000           28,002
 4.75%, 10/15/2006                                   15,000           15,994
Bank of New York
 5.20%, 7/1/2007                                     35,000           37,875
Bank One Corp.
 6.50%, 2/1/2006                                     25,000           27,771
 5.50%, 3/26/2007                                     5,000            5,478
Boatmen's Bancshares Inc.
 7.625%, 10/1/2004                                   10,000           10,830

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
                                                      (000)             (000)
--------------------------------------------------------------------------------
Citigroup Inc.
 5.50%, 8/9/2006                                     10,000           10,867
Citicorp
 7.125%, 9/1/2005                                    15,000           16,749
 5.00%, 3/6/2007                                     22,000           23,628
 6.65%, 12/15/2010                                   25,000           27,978
CoreStates Capital Corp.
 6.625%, 3/15/2005                                   20,000           21,775
Fifth Third Bancorp
 6.75%, 7/15/2005                                    25,000           27,461
First Bank N.A.
 7.55%, 6/15/2004                                     8,000            8,573
First Bank System
 7.625%, 5/1/2005                                     7,500            8,385
First Union Corp.
 6.00%, 10/30/2008                                   15,000           16,243
Mellon Bank Corp.
 7.00%, 3/15/2006                                     7,400            8,221
Mellon Bank N.A.
 7.375%, 5/15/2007                                    4,720            5,489
J.P. Morgan & Co., Inc.
 7.625%, 9/15/2004                                    5,000            5,387
 5.75%, 10/15/2008                                   20,000           21,745
 6.25%, 1/15/2009                                    20,000           21,467
National City Bank Pennsylvania
 7.25%, 10/21/2011                                   22,000           26,098
National City Corp.
 7.20%, 5/15/2005                                    20,000           22,086
Northern Trust Co.
 4.60%, 2/1/2013                                     10,000           10,149
Regions Financial Corp.
 7.00%, 3/1/2011                                     25,000           29,410
Republic New York Corp.
 5.875%, 10/15/2008                                  15,000           16,597
Royal Bank of Scotland Group PLC
 6.40%, 4/1/2009                                     14,000           15,945
 5.00%, 10/1/2014                                    10,000           10,254
SunTrust Banks, Inc.
 5.05%, 7/1/2007                                     20,000           21,607
 6.375%, 4/1/2011                                    10,000           11,282
U.S. Bank N.A.
 6.375%, 8/1/2011                                    15,000           17,045
U.S. Bancorp
 5.10%, 7/15/2007                                    17,000           18,397
Wachovia Corp.
 7.45%, 7/15/2005                                    15,715           17,702
 6.605%, 10/1/2025                                   15,000           16,457
Wells Fargo & Co.
 6.625%, 7/15/2004                                   23,000           24,462
 5.125%, 2/15/2007                                    5,020            5,418
 7.55%, 6/21/2010                                    25,000           30,060

FINANCE COMPANIES (4.5%)
American Express Credit Corp.
 5.50%, 9/12/2006                                    40,000           43,019
American General Finance
 5.75%, 3/15/2007                                    20,000           21,610
 4.50%, 11/15/2007                                    5,000            5,214
Associates Corp. of North America
 6.25%, 11/1/2008                                    25,000           28,135
CIT Group Holdings
 7.375%, 4/2/2007                                    25,000           27,342
John Deere Capital Corp.
 3.125%, 12/15/2005                                   4,800            4,887
 7.00%, 3/15/2012                                    25,000           28,980
General Electric Capital Corp.
 7.25%, 2/1/2005                                     50,000           54,748
 5.00%, 6/15/2007                                    24,000           25,794
 7.375%, 1/19/2010                                   10,000           11,781
 8.125%, 5/15/2012                                   10,000           12,256
General Motors Acceptance Corp.
 6.75%, 1/15/2006                                    10,000           10,365
 7.75%, 1/19/2010                                    15,000           15,622
Household Finance Corp.
 5.75%, 1/30/2007                                    48,000           51,765
SLM Corp.
 5.125%, 8/27/2012                                   10,000           10,181
USA Education Inc.
 5.625%, 4/10/2007                                   37,000           40,419

INSURANCE (3.5%)
Ace Ltd.
 6.00%, 4/1/2007                                     20,000           21,258
Allstate Corp.
 5.375%, 12/1/2006                                    5,000            5,413
 7.50%, 6/15/2013                                    20,000           24,293
Chubb Corp.
 6.00%, 11/15/2011                                    4,500            4,808
Cincinnati Financial Corp.
 6.90%, 5/15/2028                                    21,750           22,476
Equitable Cos. Inc.
 6.50%, 4/1/2008                                     10,000           10,793
Hartford Life Inc.
 7.375%, 3/1/2031                                    38,000           41,346
Liberty Mutual Insurance Co.
 (2) 8.50%, 5/15/2025                                21,665           18,019
MBIA Inc.
 7.00%, 12/15/2025                                   19,500           20,755
Metlife Inc.
 5.25%, 12/1/2006                                    25,000           26,994
Metropolitan Life Insurance Co.
 (2) 7.80%, 11/1/2025                                25,000           28,640
NAC Re Corp.
 7.15%, 11/15/2005                                    5,350            5,837

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
--------------------------------------------------------------------------------
Nationwide Life Global Funding
 (2) 5.35%, 2/15/2007                                25,000           26,530
St. Paul Companies, Inc.
 7.875%, 4/15/2005                                   40,000           43,494

Other (0.5%)
National Rural Utilities Corp.
 6.125%, 5/15/2005                                    3,275            3,512
 7.25%, 3/1/2012                                     40,000           46,402
                                                                  ----------
                                                                   1,449,610
                                                                  ----------

INDUSTRIAL (26.1%)
BASIC INDUSTRY (4.1%)
ALCOA, Inc.
 6.50%, 6/1/2011                                     65,000           72,938
Dow Chemical Corp.
 5.75%, 12/15/2008                                   50,000           51,795
E.I. du Pont de Nemours & Co.
 6.75%, 9/1/2007                                     25,000           28,803
 3.375%, 11/15/2007                                   5,000            5,072
 4.125%, 3/6/2013                                    27,200           26,515
Eaton Corp.
 5.75%, 7/15/2012                                    15,600           16,794
 6.50%, 6/1/2025                                     10,000           10,859
Export Development Canada
 2.75%, 12/12/2005                                   24,000           24,469
International Paper Co.
 7.625%, 1/15/2007                                   15,000           16,953
Merck & Co.
 4.125%, 1/18/2005                                   15,000           15,659
 5.25%, 7/1/2006                                     15,000           16,229
PPG Industries, Inc.
 6.875%, 2/15/2012                                   10,200           11,438
Praxair, Inc.
 6.375%, 4/1/2012                                    25,000           28,002
Rohm & Haas Co.
 6.95%, 7/15/2004                                    25,000           26,502


CAPITAL GOODS (2.2%)
Boeing Co.
 6.625%, 2/15/2038                                   20,950           20,779
Caterpillar, Inc.
 9.00%, 4/15/2006                                     3,000            3,533
 6.55%, 5/1/2011                                      5,000            5,716
 6.625%, 7/15/2028                                    6,000            6,665
 6.95%, 5/1/2042                                     15,000           17,485
Deere & Co.
 7.85%, 5/15/2010                                     6,000            7,147
Illinois Tool Works, Inc.
 5.75%, 3/1/2009                                     25,000           27,453
Minnesota Mining & Manufacturing Corp.
 4.15%, 6/30/2005                                    10,000           10,461
 6.375%, 2/15/2028                                   25,000           27,105
Stanley Works
 (2) 3.50%, 11/1/2007                                 5,000            5,024
Tenneco Packaging
 8.125%, 6/15/2017                                   20,000           24,496
United Technologies Corp.
 7.125%, 11/15/2010                                  25,000           29,365
 6.35%, 3/1/2011                                      5,000            5,634



COMMUNICATIONS (3.1%)
AirTouch Communications, Inc.
 6.35%, 6/1/2005                                     25,000           27,063
BellSouth Corp.
 6.00%, 10/15/2011                                   20,000           22,284
Chesapeake & Potomac Telephone Co. (VA)
 7.875%, 1/15/2022                                   16,000           18,489
GTE California Inc.
 6.70%, 9/1/2009                                     25,000           28,248
GTE Southwest, Inc.
 6.00%, 1/15/2006                                    10,000           10,854
Michigan Bell Telephone Co.
 7.85%, 1/15/2022                                    25,000           30,343
New Jersey Bell Telephone Co.
 8.00%, 6/1/2022                                     14,585           17,166
New York Times Co.
 5.35%, 4/16/2007                                    10,000           10,676
 8.25%, 3/15/2025                                    26,000           29,729
Tribune Co.
 6.875%, 11/1/2006                                   20,000           22,774
Washington Post Co.
 5.50%, 2/15/2009                                    50,000           54,523


CONSUMER CYCLICALS (2.9%)
DaimlerChrysler North America Holding Corp.
7.40%, 1/20/2005                                     25,000           26,987
The Walt Disney Co.
6.75%, 3/30/2006                                     25,000           27,293
Gannett Co., Inc.
6.375%, 4/1/2012                                     25,000           28,573
General Motors Corp.
6.375%, 5/1/2008                                      5,000            5,029
Lowe's Companies Inc.
7.50%, 12/15/2005                                    15,960           18,057
McDonald's Corp.
5.75%, 3/1/2012                                      10,000           10,704

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
                                                      (000)             (000)
--------------------------------------------------------------------------------
Target Corp.
 5.875%, 3/1/2012                                    20,000           21,738
Viacom Inc.
 6.40%, 1/30/2006                                    35,000           38,630
 5.625%, 8/15/2012                                   10,000           10,677
Wal-Mart Stores, Inc.
 4.375%, 7/12/2007                                    5,000            5,282
 6.875%, 8/10/2009                                   50,000           58,866


CONSUMER NONCYCLICALS (9.2%)
Abbott Laboratories
 5.625%, 7/1/2006                                    20,000           21,950
Anheuser-Busch Cos., Inc.
 6.00%, 4/15/2011                                    31,125           34,752
 7.50%, 3/15/2012                                     5,000            6,157
Archer-Daniels-Midland Co.
 8.875%, 4/15/2011                                    5,325            6,835
 7.125%, 3/1/2013                                     3,000            3,565
Bestfoods
 6.625%, 4/15/2028                                   25,000           27,234
Bristol-Myers Squibb
 4.75%, 10/1/2006                                    45,000           47,747
CPC International, Inc.
 6.15%, 1/15/2006                                     3,085            3,345
Cardinal Health, Inc.
 6.00%, 1/15/2006                                    10,000           10,918
 6.75%, 2/15/2011                                     2,020            2,319
Coca-Cola Co.
 4.00%, 6/1/2005                                     20,000           20,930
 5.75%, 3/15/2011                                    50,000           55,294
Coca-Cola Enterprises
 5.25%, 5/15/2007                                     5,000            5,417
 5.75%, 11/1/2008                                    25,000           27,723
Conagra Foods Inc.
 6.00%, 9/15/2006                                    35,000           38,116
General Mills Inc.
 5.125%, 2/15/2007                                   25,000           26,701
Gillette Co.
 5.75%, 10/15/2005                                   35,000           38,064
 4.125%, 8/30/2007                                    5,000            5,205
Hershey Foods Corp.
 6.95%, 3/1/2007                                     13,000           14,759
Johnson & Johnson
 6.73%, 11/15/2023                                   15,000           17,329
Kellogg Co.
 6.00%, 4/1/2006                                     15,000           16,377
 6.60%, 4/1/2011                                     35,000           39,963
Kimberly-Clark Corp.
 6.25%, 7/15/2018                                    25,000           27,133
Kraft Foods Inc.
 4.625%, 11/1/2006                                   10,000           10,106
 5.625%, 11/1/2011                                   50,000           49,843
Eli Lilly & Co.
 5.50%, 7/15/2006                                    25,000           27,392
 6.00%, 3/15/2012                                    10,000           11,235
Pepsi Bottling Holdings Inc.
 (2) 5.625%, 2/17/2009                                4,030            4,446
PepsiCo, Inc.
 4.50%, 9/15/2004                                     9,300            9,647
Pfizer Inc.
 5.625%, 2/1/2006                                    25,000           27,306
Pharmacia Corp.
 5.75%, 12/1/2005                                    13,525           14,719
Procter & Gamble Co.
 4.75%, 6/15/2007                                    20,000           21,487
 4.30%, 8/15/2008                                    13,000           13,733
 6.45%, 1/15/2026                                    25,000           27,836
Procter & Gamble Co. ESOP
 9.36%, 1/1/2021                                     25,000           34,507
Sysco Corp.
 4.75%, 7/30/2005                                    30,000           31,810
Unilever Capital Corp. Global
 6.875%, 11/1/2005                                    5,000            5,572
Wyeth
 6.70%, 3/15/2011                                     6,600            7,462


ENERGY (3.0%)
Amerada Hess Corp.
 6.65%, 8/15/2011                                    35,000           37,982
Amoco Corp.
 6.50%, 8/1/2007                                      5,000            5,701
BP Capital Markets PLC
 4.625%, 5/27/2005                                   25,000           26,425
Burlington Resources Inc.
 6.50%, 12/1/2011                                    25,000           27,960
ChevronTexaco Capital Co.
 3.50%, 9/17/2007                                    22,000           22,467
ConocoPhillips Corp.
 3.625%, 10/15/2007                                  22,000           22,356
Phillips Petroleum Co.
 8.50%, 5/25/2005                                    23,980           27,135
 7.00%, 3/30/2029                                    11,500           12,785
Schlumberger Technology Corp.
 (2) 6.50%, 4/15/2012                                20,000           22,623
Texaco Capital Corp.
 8.625%, 4/1/2032                                    25,000           34,254
USX Corp.
 6.85%, 3/1/2008                                     15,000           16,876

Technology (0.5%)
International Business Machines Corp.
 4.125%, 6/30/2005                                   10,000           10,528
 7.00%, 10/30/2025                                   25,000           29,045

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
--------------------------------------------------------------------------------
Telecommunications (0.1%)
Verizon Virginia Inc.
 4.625%, 3/15/2013                                   10,800           10,651

Transportation (0.7%)
Burlington Northern Santa Fe Corp.
 6.375%, 12/15/2005                                  12,500           13,726
Delta Air Lines EETC
 (Enhanced Equipment Trust Certificate)
 6.417%, 7/2/2012                                    25,000           26,051
Norfolk Southern Corp.
 6.20%, 4/15/2009                                    15,000           16,655

Other (0.3%)
Hewlett-Packard Co.
 3.375%, 12/15/2005                                  12,000           12,119
Hubbell Inc.
 6.625%, 10/1/2005                                   10,000           10,883

                                                                  ----------
                                                                   2,248,032
                                                                  ----------

UTILITIES (6.5%)
Electric (5.3%)
Alabama Power Co.
 5.49%, 11/1/2005                                     8,250            8,909
 2.65%, 2/15/2006                                     8,645            8,707
Arizona Public Service Co.
 7.625%, 8/1/2005                                    15,000           16,456
Boston Edison
 4.875%, 10/15/2012                                  15,920           16,229
Commonwealth Edison
 6.15%, 3/15/2012                                    20,000           22,329
Consolidated Edison
 4.875%, 2/1/2013                                     9,700            9,892
Duke Energy Corp.
 6.25%, 1/15/2012                                    30,000           31,717
Exelon Corp.
 6.75%, 5/1/2011                                     17,500           19,476
Florida Power & Light
 4.85%, 2/1/2013                                     12,000           12,406
Florida Power Corp.
 6.65%, 7/15/2011                                    25,000           28,327
Georgia Power Co.
 4.875%, 7/15/2007                                   25,000           26,470
 5.125%, 11/15/2012                                   5,000            5,174
Kentucky Utilities Co.
 7.92%, 5/15/2007                                     5,000            5,709
Oklahoma Gas & Electric Co.
 6.50%, 4/15/2028                                    10,000            9,590
Oncor Electric Delivery
 6.375%, 5/1/2012                                    20,000           21,923
PECO Energy Co.
 4.75%, 10/1/2012                                    12,000           12,210
PacifiCorp
 6.625%, 6/1/2007                                    10,000           11,131
Pennsylvania Power & Light Co.
 6.50%, 4/1/2005                                     15,000           16,299
SCANA Corp.
 6.875%, 5/15/2011                                   25,000           28,504
 6.25%, 2/1/2012                                     25,000           27,637
Southwestern Public Service Co.
 5.125%, 11/1/2006                                   35,115           35,817
Texas Utilities Electric Co.
 6.75%, 7/1/2005                                     10,000           10,358
Union Electric Co.
 6.875%, 8/1/2004                                    10,000           10,613
Virginia Electric & Power Co.
 5.375%, 2/1/2007                                    40,000           42,829
 4.75%, 3/1/2013                                     10,750           10,749
Wisconsin Power & Light
 5.70%, 10/15/2008                                   12,650           13,387

NATURAL GAS (0.5%)
Duke Energy Field Services
 7.50%, 8/16/2005                                     6,885            7,359
Keyspan Corp.
 6.15%, 6/1/2006                                     35,000           38,641
Other (0.7%)
Quebec Hydro Electric
6.30%, 5/11/2011                                     50,000           57,367
                                                                    --------
                                                                     566,215
                                                                    --------



--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $4,016,333)                                                 4,370,161
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.4%)
--------------------------------------------------------------------------------
Asian Development Bank
4.50%, 9/4/2012                                      40,000           41,425
Province of British Columbia
5.375%, 10/29/2008                                    9,500           10,492
Province of Manitoba
2.75%, 1/17/2006                                      4,750            4,836
4.25%, 11/20/2006                                    25,000           26,422
Province of New Brunswick
3.50%, 10/23/2007                                     4,600            4,706
Province of Ontario
6.00%, 2/21/2006                                     25,000           27,710
5.125%, 7/17/2012                                    25,000           26,821
Province of Quebec
6.125%, 1/22/2011                                    19,500           22,097
Republic of Italy
5.625%, 6/15/2012                                    40,000           44,386
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $197,842)                                208,895
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
                                                      (000)             (000)
--------------------------------------------------------------------------------

COMMON STOCKS (36.4%)
Consumer Discretionary (1.1%)
The Stanley Works                                 1,983,100           47,575
Kimberly-Clark Corp.                                654,600           29,758
May Department Stores Co.                           824,000           16,389

                                                                      ------
                                                                      93,722
                                                                      ------

CONSUMER STAPLES (1.5%)
Kellogg Co.                                       1,817,900           55,719
Altria Group, Inc.                                  998,500           29,915
H.J. Heinz Co.                                      645,200           18,840
Universal Corp. (VA)                                400,000           15,104
General Mills, Inc.                                 251,800           11,469
                                                                     -------
                                                                     131,047
                                                                     -------

FINANCIAL SERVICES (8.6%)
Washington Mutual, Inc.                           2,805,700           98,957
National City Corp.                               3,423,100           95,333
Bank of America Corp.                             1,407,300           94,064
XL Capital Ltd. Class A                           1,318,900           93,352
St. Paul Cos., Inc.                               2,803,800           89,161
PNC Financial Services Group                      1,694,300           71,804
U.S. Bancorp                                      2,571,600           48,809
Marsh & McLennan Cos., Inc.                         865,200           36,883
The Chubb Corp.                                     817,900           36,249
KeyCorp                                           1,387,500           31,302
Comerica, Inc.                                      705,900           26,739
Archstone-Smith Trust REIT                          890,100           19,547
Equity Office Properties
 Trust REIT                                         208,600            5,309

                                                                    --------
                                                                     747,509
                                                                    --------

HEALTH CARE (2.2%)
Merck & Co., Inc.                                 1,903,300          104,263
Wyeth                                             1,221,000           46,178
Schering-Plough Corp.                             1,330,800           23,728
Baxter International, Inc.                          820,000           15,285
                                                                    --------
                                                                     189,454
                                                                    --------

INTEGRATED OILS (5.0%)
ExxonMobil Corp.                                  4,302,326          150,366
ChevronTexaco Corp.                               1,421,800           91,919
Royal Dutch Petroleum Co. ADR                     2,215,600           90,286
BP PLC ADR                                        1,510,708           58,298
ConocoPhillips                                      812,000           43,523
                                                                    --------
                                                                     434,392
                                                                    --------

MATERIALS & Processing (3.9%)
Weyerhaeuser Co.                                  2,303,600          110,181
E.I. du Pont de Nemours & Co.                     2,261,500           87,882
Ashland, Inc.                                     2,088,800           61,975
PPG Industries, Inc.                                719,500           32,435
Eastman Chemical Co.                                930,900           26,987
Dow Chemical Co.                                    541,900           14,962
                                                                    --------
                                                                     334,422
                                                                    --------

PRODUCER DURABLES (1.5%)
Emerson Electric Co.                              1,696,300           76,927
Caterpillar, Inc.                                 1,017,800           50,076
                                                                    --------
                                                                     127,003
                                                                    --------

TECHNOLOGY (0.2%)
Rockwell Automation, Inc.                           869,700           18,003


UTILITIES (11.7%)
Verizon Communications                            4,351,000          153,808
SBC Communications Inc.                           7,343,800          147,317
BellSouth Corp.                                   6,100,700          132,202
DTE Energy Co.                                    2,253,700           87,106
Progress Energy, Inc.                             1,943,800           76,100
FPL Group, Inc.                                   1,189,900           70,121
Questar Corp.                                     2,266,900           67,032
Consolidated Edison Inc.                          1,645,500           63,302
Exelon Corp.                                      1,185,600           59,766
National Fuel Gas Co.                             1,760,300           38,498
Duke Energy Corp.                                 2,364,400           34,378
NICOR Inc.                                        1,191,200           32,544
SCANA Corp.                                       1,021,600           30,566
Pinnacle West Capital Corp.                         699,000           23,235
                                                                   ---------
                                                                   1,015,975
                                                                   ---------


Other (0.7%)
Shell Transport &
 Trading Co. ADR                                  1,710,500           61,954
                                                                     -------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $3,258,451)                              3,153,481
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       FACE            MARKET
                                                     AMOUNT            VALUE*
WELLESLEY INCOME FUND                                 (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.32%, 4/1/2003                                   $128,505          128,505
 1.32%, 4/1/2003--Note G                             95,807           95,807
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $224,312)                     224,312
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (Cost $8,402,901)                       8,683,888
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                  94,088
Liabilities--Note G                                                 (122,283)
                                                                    --------
                                                                     (28,195)
                                                                    --------
--------------------------------------------------------------------------------
NET ASSETS (100%) $8,655,693
================================================================================
*See Note A in Notes to Financial Statements.

(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2003, the aggregate value of these securities was $105,282,000, representing 1.2% of net assets.

ADR--American Depositary Receipt.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------


                                                                      AMOUNT
                                                                       (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                   $8,439,296
Overdistributed Net Investment Income                                 (4,578)
Accumulated Net Realized Losses                                      (60,012)
Unrealized Appreciation                                              280,987
--------------------------------------------------------------------------------
NET ASSETS                                                        $8,655,693
================================================================================

Investor Shares--Net Assets
Applicable to 389,870,453 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                        $7,561,468
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                      $19.39
================================================================================
Admiral Shares--Net Assets
Applicable to 23,284,799 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                        $1,094,225
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES $46.99
================================================================================

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.



--------------------------------------------------------------------------------
                                                       WELLESLEY INCOME FUND
                                             SIX MONTHS ENDED MARCH 31, 2003
                                                                        (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                          $ 56,117
 Interest                                                            139,080
 Security Lending                                                        143
--------------------------------------------------------------------------------
Total Income                                                         195,340
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
 Basic Fee                                                             2,090
 Performance Adjustment                                                  366
The Vanguard Group--Note C
 Management and Administrative
 Investor Shares                                                       8,747
 Admiral Shares                                                          696
Marketing and Distribution
 Investor Shares                                                         451
 Admiral Shares                                                           51
 Custodian Fees                                                           32
Shareholders' Reports and Proxies
 Investor Shares                                                         170
 Admiral Shares                                                            3
Trustees' Fees and Expenses                                                6
--------------------------------------------------------------------------------
Total Expenses                                                        12,612
Expenses Paid Indirectly--Note D                                        (301)
--------------------------------------------------------------------------------
Net Expenses                                                          12,311
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                183,029
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD               (49,630)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 OF INVESTMENT SECURITIES                                            179,256
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $312,655
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                      WELLESLEY INCOME FUND
                                                --------------------------------
                                                 SIX MONTHS             YEAR
                                                      ENDED            ENDED
                                              MAR. 31, 2003   SEPT. 30, 2002
                                                      (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                            $ 183,029        $ 359,573
 Realized Net Gain (Loss)                           (49,630)         (10,030)
 Change in Unrealized Appreciation (Depreciation)   179,256         (357,882)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
  Resulting from Operations                         312,655           (8,339)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
 Investor Shares                                   (166,239)        (322,875)
 Admiral Shares                                     (23,908)         (40,474)
Realized Capital Gain*
 Investor Shares                                        --          (222,303)
 Admiral Shares                                         --           (25,285)
--------------------------------------------------------------------------------
Total Distributions                                (190,147)        (610,937)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
 Investor Shares                                    466,857        1,041,362
 Admiral Shares                                     165,896          339,952
--------------------------------------------------------------------------------
 Net Increase (Decrease) from
  Capital Share Transactions                        632,753        1,381,314
--------------------------------------------------------------------------------
 Total Increase (Decrease)                          755,261          762,038
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                              7,900,432        7,138,394
--------------------------------------------------------------------------------
End of Period                                    $8,655,693       $7,900,432
--------------------------------------------------------------------------------
*Includes   short-term   gain   distributions   totaling  $0  and   $32,687,000,
respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


WELLESLEY INCOME FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS        YEAR
                                                ENDED       ENDED   JAN. 1 TO           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                      MAR. 31,   SEPT. 30,   SEPT. 30,    ------------------------------------------
THROUGHOUT EACH PERIOD                           2003        2002       2001*       2000      1999      1998     1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $19.08      $20.69      $20.34     $18.85    $22.12    $21.86   $20.51
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                            .42        .943        .748       1.06     1.120      1.13    1.190
 Net Realized and Unrealized
   Gain (Loss) on Investments                     .33       (.886)       .472       1.89    (2.025)     1.40    2.805
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                .75        .057       1.220       2.95     (.905)     2.53    3.995
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income            (.44)      (.955)      (.720)     (1.06)   (1.120)    (1.13)  (1.200)
 Distributions from Realized Capital Gains        --        (.712)      (.150)     (0.40)   (1.245)    (1.14)  (1.445)
---------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                            (.44)     (1.667)      (.870)     (1.46)   (2.365)    (2.27)  (2.645)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $19.39      $19.08      $20.69     $20.34    $18.85    $22.12   $21.86
===========================================================================================================================
TOTAL RETURN                                    3.92%       0.26%       6.16%     16.17%    -4.14%    11.84%   20.19%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)          $7,561      $6,985      $6,493     $6,558    $6,976    $8,498   $7,646
 Ratio of Total Expenses to
    Average Net Assets                           0.31%**     0.30%       0.33%**    0.31%     0.30%     0.31%    0.31%
 Ratio of Net Investment Income to
   Average Net Assets                            4.36%**     4.72%       4.88%**    5.39%     5.22%     5.05%    5.47%
 Portfolio Turnover Rate                           32%**       43%         24%        28%       20%       32%      36%
===========================================================================================================================
* The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.

**Annualized.

WELLESLEY INCOME FUND ADMIRAL SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS          YEAR
                                                                                ENDED         ENDED      MAY 14* TO
                                                                             MAR. 31,      SEPT. 30,       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                   2003          2002          2001**
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $46.22         $50.14         $50.00
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                           1.05          2.318           .932
 Net Realized and Unrealized Gain (Loss) on Investments                           .81         (2.164)          .359
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                              1.86           .154          1.291
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                           (1.09)        (2.348)        (1.151)
 Distributions from Realized Capital Gains -- (1.726) --
---------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                             (1.09)        (4.074)        (1.151)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                 $46.99         $46.22         $50.14
=====================================================================================================================
TOTAL RETURN                                                                     4.02%          0.29%          2.63%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                           $1,094           $915           $645
Ratio of Total Expenses to Average Net Assets                                   0.21%+         0.23%          0.26%+
Ratio of Net Investment Income to Average Net Assets                            4.46%+         4.78%          4.88%+
Portfolio Turnover Rate                                                           32%+           43%            24%
=====================================================================================================================
*Inception.
**The fund's fiscal year-end changed from December 31 to September 30, effective
September 30, 2001.
+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the six months ended March 31, 2003, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $366,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2003, the fund had contributed capital of $1,645,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.64% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $273,000 and $28,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2002, the fund had available realized losses of $10,031,000 to offset future net capital gains of $6,725,000 through September 30, 2010, and $3,306,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At March 31, 2003, net unrealized appreciation of investment securities for tax purposes was $280,987,000, consisting of unrealized gains of $605,600,000 on securities that had risen in value since their purchase and $324,613,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2003, the fund purchased $1,023,098,000 of investment securities and sold $1,003,834,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $882,556,000 and $305,824,000, respectively.

G. The market value of securities on loan to broker/dealers at March 31, 2003, was $153,270,000, for which the fund held cash collateral of $95,807,000 and U.S. government securities with a market value of $59,780,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:



--------------------------------------------------------------------------------
                                   SIX MONTHS ENDED             YEAR ENDED
                                   MARCH 31, 2003           SEPTEMBER 30, 2002
                              ----------------------   -------------------------
                            AMOUNT         SHARES         AMOUNT         SHARES
                             (000)          (000)          (000)          (000)
--------------------------------------------------------------------------------
Investor Shares
 Issued                    $ 898,902       45,711    $ 1,637,049         81,424
 Issued in Lieu of
   Cash Distributions        142,186        7,275        473,894         24,180
 Redeemed                   (574,231)     (29,294)    (1,069,581)       (53,204)
                          ------------------------------------------------------
 Net Increase (Decrease)
   --Investor Shares         466,857       23,692      1,041,362         52,400
                          ------------------------------------------------------
Admiral Shares
 Issued                      211,987        4,450        438,250          8,958
 Issued in Lieu
   of Cash Distributions      18,407          389         52,236          1,100
 Redeemed                    (64,498)      (1,360)      (150,534)        (3,124)
                          ------------------------------------------------------
 Net Increase (Decrease)
   --Admiral Shares          165,896        3,479        339,952          6,934
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

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control of your own  investments.  Vanguard.com(R)  was built for you--and  it's getting  better  all the  time.

Manage  Your  Investments  With  Ease
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*    See what you own (at Vanguard and  elsewhere) and how you're doing by using
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Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

--------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman  of  the  Board, Chief  Executive  Officer,  and
(Elected 1987)         Director/Trustee of The Vanguard Group, Inc., and of each
                       of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)

CHARLES D. ELLIS       The Partners  of  '63  (pro bono  ventures in education);
(2001)                 Senior  Adviser  to Greenwich  Associates  (international
                       business  strategy consulting); Successor Trustee of Yale
                       University; Overseer of  the  Stern School of Business at
                       New York University; Trustee  of  the Whitehead Institute
                       for Biomedical Research.
--------------------------------------------------------------------------------
RAJIV L. GUPTA         Chairman and Chief Executive Officer(since October 1999),
(2001)                 Vice Chairman (January-September 1999),and Vice President
                       (prior to September 1999)of Rohm and Haas Co.(chemicals);
                       Director of Technitrol, Inc. (electronic components), and
                       Agere Systems (communications components);  Board  Member
                       of  the  American  Chemistry  Council;  Trustee of Drexel
                       University.
--------------------------------------------------------------------------------
JOANN HEFFERNAN        Vice President, Chief Information Officer, and Member of
(1998)                 the  Executive  Committee of  Johnson  &  Heisen  Johnson
                       (pharmaceuticals/consumer products);  Director   of   the
                       Medical  Center  at  Princeton  and  Women's Research and
                       Education Institute.
--------------------------------------------------------------------------------
BURTON G. MALKIEL      Chemical   Bank   Chairman's   Professor   of  Economics,
(1977)                 Princeton University;  Director  of  Vanguard  Investment
                       Series plc (Irish investment fund) (since November 2001),
                       Vanguard  Group  (Ireland)   Limited   (Irish  investment
                       management  firm)   (since  November  2001),   Prudential
                       Insurance   Co.   of   America,  BKF  Capital (investment
                       management firm), The Jeffrey Co. (holding company), and
                       NeuVis, Inc. (software company).
--------------------------------------------------------------------------------
ALFRED M. RANKIN,JR.   Chairman,  President,   Chief   Executive   Officer,  and
(1993)                 Director  of  NACCO  Industries,  Inc.  (forklift trucks/
                       housewares/lignite);  Director  of  Goodrich  Corporation
                       (industrial   products/aircraft  systems  and  services);
                       Director  until  1998  of  Standard  Products  Company (a
                       supplier for the automotive industry).
--------------------------------------------------------------------------------
J.LAWRENCE WILSON      Retired  Chairman and Chief Executive Officer of Rohm and
(1985)                 Haas Co. (chemicals);  Director  of  Cummins  Inc.(diesel
                       engines),   MeadWestvaco   Corp.  (paper products),   and
                       AmerisourceBergen  Corp.  (pharmaceutical  distribution);
                       Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON      Secretary; Managing Director and General Counsel  of  The
                       Vanguard Group, Inc. (since September 1997); Secretary of
                       The  Vanguard  Group   and  of  each  of  the  investment
                       companies served by The  Vanguard Group; Principal of The
                       Vanguard Group (prior to September 1997).
--------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer;  Principal  of   The  Vanguard   Group,  Inc.;
                       Treasurer  of  each of the investment companies served by
                       The Vanguard Group.
--------------------------------------------------------------------------------
* Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,Information Technology.
F. WILLIAM MCNABB, III,Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER,Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD,Finance.
IAN A. MACKINNON,Fixed Income Group.
GEORGE U. SAUTER,Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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be distributed to prospective
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Q272 052003